UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported:  November 15, 2005

                   GOLDMAN SACHS ASSET BACKED SECURITIES CORP.
                            GS AUTO LOAN TRUST 2005-1
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

            333-101904                              02-0678069
           333-101904-03                            51-6548509
      (Commission File Number)           (IRS Employer Identification No.)

                    85 Broad Street, New York, New York 10004
               (Address of Principal Executive Offices)(Zip Code)

                                 (212) 902-1000
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of GS Auto Loan Trust 2005-1 pursuant to the terms of the Sale and Servicing Agreement, dated as of August 19, 2005 among GS Auto Loan Trust 2005-1 (the "Issuer"), a Delaware statutory trust, Goldman Sachs Asset Backed Securities Corp., a Delaware corporation (the "Depositor"), JPMorgan Chase Bank National Association, as Indenture Trustee (in such capacity, the "Indenture Trustee"), and Goldman Sachs Mortgage Company, a New York limited partnership, as servicer (in such capacity, the "Servicer").

     On November 15, 2005 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.

Item 9.1  Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on November 15, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          Goldman Sachs Asset Backed Securities Corp.
                          GS Auto Loan Trust 2005-1

                          JPMorgan Chase Bank, N.A., not in its individual capacity but solely as Indenture Trustee under the Agreement referred to herein


Date:  March 1, 2006      By: /s/  Annette Marsula
                             --------------------------------------------
                             Annette Marsula
                             Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         November 15, 2005



                                  Exhibit 99.1

            Monthly Certificateholder Statement on November 15, 2005


                           GS Auto Loan Trust 2005-1
                        Statement to Certificateholders
                               November 15, 2005
-----------------------------------------------------------------------------------------------------------------------------------
                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original         Beginning                                                                               Ending
                Face           Principal                                                      Realized    Deferred     Principal
Class          Value           Balance           Principal        Interest        Total       Losses      Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
A1         306,000,000.00     198,047,431.05   49,102,756.83    613,966.84     49,716,723.67     0.00      0.00     148,944,674.22
A2         372,061,000.00     372,061,000.00            0.00  1,339,419.60      1,339,419.60     0.00      0.00     372,061,000.00
A3         396,354,000.00     396,354,000.00            0.00  1,469,812.75      1,469,812.75     0.00      0.00     396,354,000.00
A4         110,594,000.00     110,594,000.00            0.00    420,257.20        420,257.20     0.00      0.00     110,594,000.00
B           42,793,000.00      42,793,000.00            0.00    164,753.05        164,753.05     0.00      0.00      42,793,000.00
C           42,792,000.00      42,792,000.00            0.00    177,586.80        177,586.80     0.00      0.00      42,792,000.00
D           20,408,000.00      20,408,000.00            0.00          0.00              0.00     0.00      0.00      20,408,000.00
CERT                 0.00               0.00            0.00          0.00              0.00     0.00      0.00               0.00
TOTALS   1,291,002,000.00   1,183,049,431.05   49,102,756.83  4,185,796.24     53,288,553.07     0.00      0.00   1,133,946,674.22
-----------------------------------------------------------------------------------------------------  ----------------------------
Factor Information Per $1,000 of Original Face                                                             Pass-through Rates
-----------------------------------------------------------------------------------------------------  ----------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class      Cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
-----------------------------------------------------------------------------------------------------  ----------------------------
A1       36292RAS0      647.21382696   160.46652559    2.00642758    162.47295317      486.74730137        A1         3.848400 %
A2       36292RAT8    1,000.00000000     0.00000000    3.60000000      3.60000000    1,000.00000000        A2         4.320000 %
A3       36292RAU5    1,000.00000000     0.00000000    3.70833333      3.70833333    1,000.00000000        A3         4.450000 %
A4       36292RAV3    1,000.00000000     0.00000000    3.80000000      3.80000000    1,000.00000000        A4         4.560000 %
B        36292RAW1    1,000.00000000     0.00000000    3.85000000      3.85000000    1,000.00000000        B          4.620000 %
C        36292RAX9    1,000.00000000     0.00000000    4.15000000      4.15000000    1,000.00000000        C          4.980000 %
D        36292RAY7    1,000.00000000     0.00000000    0.00000000      0.00000000    1,000.00000000        D          0.000000 %
TOTALS                  916.38078876    38.03460942    3.24228486     41.27689428      878.34617934
-----------------------------------------------------------------------------------------------------  ----------------------------


If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                Michael O Bullen
                  JPMorgan Chase Bank, N.A. - ITS - Global Debt
                                4 NEW YORK PLAZA
                            New York, New York 10004
                               Tel: (212) 623-4506
                               Fax: (212) 623-5931
                      Email: michael.o.bullen@jpmchase.com
                     ---------------------------------------

Collections received with respect to the Receivables
                              Payments Collected Attributed to Principal                                          26,534,389.87
                              Accounts Paid in Full                                                               20,460,559.54
                              Liquidated Receivables                                                              1,884,168.07
                              Repurchased Receivables - Principal Portion                                         0.00
                              Other Principal Reductions                                                          2,414.92

                              Payments Collected Attributable to Interest                                         6,796,401.88
                              Repurchased Receivables - Interest Portion                                          0.00

Pool Information
                              Beginning Pool Balance                                                              1,212,410,130.16
                              Beginning Pool Balance per $1,000 Original Principal Balance                        920.81
                              Ending Pool Balance                                                                 1,163,528,597.76
                              Ending Pool Balance per $1,000 Original Principal Balance                           883.69
                              WAC                                                                                 6.61%
                              WAM                                                                                 50.72

Fees
                              Net Servicing Fee Due                                                               1,060,858.86
                              Net Servicing Fee Due per $1,000 original principal balance                         0.80570880
                              Net Servicing Fee Paid                                                              1,060,858.86
                              Net Servicing Fee Paid per $1,000 original principal balance                        0.80570880
                              Unpaid Net Servicing Fees                                                           0.00
                              Unpaid Servicing Fee Paid per $1,000 original principal balance                     0.00000000
                              Cumulative Unpaid Net Servicing Fees                                                0.00
                              Cumulative Unpaid Servicing Fee Paid per $1,000 original principal balance          0.00000000

                              Owner Trustee Fee                                                                   833.33
                              Owner Trustee Fee per $1,000 original principal balance                             0.00063290

                              Indenture Trustee Fee                                                               0.00
                              Indenture Trustee Fee per $1,000 original principal balance                         0.00000000

                              Receivables Servicer Supplement Payment Amount                                      0.00

Current Period Losses
                              Net Liquidation Losses                                                              1,325,274.10
                              Cumulative Net Liquidation Losses                                                   1,626,193.90

Current Period Liquidated or Purchased Receivables
                              Principal Balance of Liquidated/Defaulted Receivables                               1,884,168.07
                              Principal Balance of Repurchased Receivables                                        0.00

Delinquency Information
Delinquency Totals
            Group Totals
            Period                  Number            Principal Balance              Percentage
            30-59 days               469                8,019,367.13                 0.69 %
            60-89 days               161                2,773,139.35                 0.24 %
            90+days                  107                1,882,639.76                 0.16 %
            Total                    737               12,675,146.24                 1.09 %

Repossession Information (Total Inventory)
                              Number of Receivables as to which vehicles have been Repossessed                    86
                              Balance of Receivables as to which vehicles have been Repossessed                   1,636,797.12

Principal and Interest Detail
                              First Allocation of Principal                                                       0.00
                              First Allocation of Principal per $1,000 original principal balance                 0.00000000
                              Second Allocation of Principal                                                      0.00
                              Second Allocation of Principal per $1,000 original principal balance                0.00000000
                              Third Allocation of Principal                                                       0.00
                              Third Allocation of Principal per $1,000 original principal balance                 0.00000000
                              Regular Principal Allocation                                                        48,881,532.40
                              Regular Principal Allocation per $1,000 original principal balance                  37.12490168

Principal Distribution Amounts
                              Principal Distribution - A-1                                                        49,102,756.83
                              Principal Distribution - A-2                                                        0.00
                              Principal Distribution - A-3                                                        0.00
                              Principal Distribution - A-4                                                        0.00
                              Principal Distribution - B                                                          0.00
                              Principal Distribution - C                                                          0.00
                              Principal Distribution - D                                                          0.00

Interest Distribution Amounts
                              Interest Distribution - A-1                                                         613,966.84
                              Interest Carryover Shortfall - A-1                                                  0.00
                              Cumulative Interest Carryover Shortfall - A-1                                       0.00

                              Interest Distribution - A-2                                                         1,339,419.60
                              Interest Carryover Shortfall - A-2                                                  0.00
                              Cumulative Interest Carryover Shortfall - A-2                                       0.00

                              Interest Distribution - A-3                                                         1,469,812.75
                              Interest Carryover Shortfall - A-3                                                  0.00
                              Cumulative Interest Carryover Shortfall - A-3                                       0.00

                              Interest Distribution - A-4                                                         420,257.20
                              Interest Carryover Shortfall - A-4                                                  0.00
                              Cumulative Interest Carryover Shortfall - A-4                                       0.00

                              Interest Distribution - B                                                           164,753.05
                              Interest Carryover Shortfall - B                                                    0.00
                              Cumulative Interest Carryover Shortfall - B                                         0.00

                              Interest Distribution - C                                                           177,586.80
                              Interest Carryover Shortfall - C                                                    0.00
                              Cumulative Interest Carryover Shortfall - C                                         0.00

Overcollateralization Amounts
                              Overcollateralization Target Amount                                                 40,723,500.92
                              Ending Overcollateralization Amount                                                 29,581,923.54

Three-Month Annualized Net Loss Ratio
                              Net Liquidation Losses                                                              1,325,274.10
                              Ending Pool Balance                                                                 1,163,528,597.76
                              Current Monthly Net Loss Ratio                                                      0.1139%
                              Prior Monthly Net Loss Ratio                                                        0.0107%
                              Second Prior Monthly Net Loss Ratio                                                 0.0136%
                              Three-Month Annualized Net Loss Ratio                                               0.5527%

Three-Month Annualized Excess Spread Ratio
                              Excess Spread                                                                       1,548,913.45
                              Ending Pool Balance                                                                 1,163,528,597.76
                              Current Monthly Excess Spread Ratio                                                 0.1331%
                              Prior Monthly Excess Spread Ratio                                                   0.1182%
                              Second Prior Monthly Excess Spread Ratio                                            0.2024%
                              Three-Month Annualized Excess Spread Ratio                                          1.8147%

Three-Month Delinquency Ratio
                              Total Delinquencies Greater than 30 Days                                            12,675,146.24
                              Ending Pool Balance                                                                 1,163,528,597.76
                              Current Monthly Delinquency Ratio                                                   1.0894%
                              Prior Monthly Delinquency Ratio                                                     0.9055%
                              Second Prior Monthly Delinquency Ratio                                              0.7528%
                              Three-Month Delinquency Ratio                                                       0.9159%


Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.